As filed with the Securities and Exchange Commission on February 28, 2002
                        File Nos. 033-69798 and 811-8058

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Post-Effective Amendment No. 8

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                Amendment No. 10

                         THE NOAH INVESTMENT GROUP, INC.
                               975 Delchester Road
                            Newtown Square, PA 19073
                                 (215) 651-0460

                         William L. Van Alen, Jr., Esq.
                               975 Delchester Road
                            Newtown Square, Pa 19073
                                 (215) 651-0460

                                 With copies to:

                          Mr. Merrill R. Steiner, Esq,
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                      Philadelphia, Pennsylvania 19103-7098

It is proposed that this filing will become effective:
[ ]  immediately upon filing pursuant to Rule 485,paragraph (b)
[X]  on March 1, 2002 pursuant to Rule 485, paragraph (b)
[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(i)
[ ]  on _____ pursuant to Rule 485, paragraph (a)(i)
[ ]  75 days after filing pursuant to Rule 485, paragraph(a)(ii)
[ ]  on _____ pursuant to Rule 485, paragraph (a)(ii)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               TITLE OF SECURITIES BEING REGISTERED: THE NOAH FUND

The Registrant declares that an indefinite amount of its shares of common stock is being registered by the Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2. Registrant filed its Notice pursuant to Rule 24f-2 on January 25, 2002

                                  The NOAH FUND
--------------------------------------------------------------------------------


                 A PORTFOLIO OF THE NOAH INVESTMENT GROUP, INC.


                      PROSPECTUS                  [LOGO]

                 Dated March 1, 2002             NOAH FUND

--------------------------------------------------------------------------------


The NOAH FUND's (the "Fund") investment objective is to achieve capital growth while protecting invested capital (adjusted for inflation) and current income. The Fund is offered by The Noah Investment Group, Inc. (the "Company"), an open-end, diversified management investment company.

The Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco, pornography and/or gambling industries, nor will the Fund invest in any company that is in the business of aborting life before birth.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                                TABLE OF CONTENTS


Risk/Return Summary .......................................
Fees and Expenses..........................................
Investment Objectives and Principal Strategies.............
Risk Factors...............................................
Investing in The Fund......................................
How to Sell (Redeem) Shares................................
Shareholder Services.......................................
Dividends and Distributions................................
Management of the Fund.....................................
Fund Service Providers.....................................
Federal Taxes..............................................
Distribution Fee...........................................
Privacy Statement..........................................
Code of Ethics.............................................
Financial Highlights.......................................

RISK/RETURN SUMMARY

The Fund's investment objective is capital growth, consistent with the preservation of invested capital (adjusted for inflation), and current income. The Fund seeks to achieve its objectives by primarily investing in a diversified portfolio of common stocks of large capitalization companies ($1 billion or more) that qualify under the Fund's screening criteria. Geewax, Terker & Company, the Fund's sub-advisor, chooses securities for the Fund by using a "bottom-up" investment approach. This means that the sub-advisor seeks investment opportunities from the company level on up, utilizing extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Company's Management believes that it is consistent with Judeo-Christian Principles for the Fund to take a moral stance with respect to its investments. Accordingly, as a matter of fundamental policy, the Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco, pornography and/or gambling industries, nor will the Fund invest in any company that is in the business of aborting life before birth. The Fund's Advisor primarily utilizes the services of Pro Vita Advisors in order to work with the Fund's Sub-Advisor in the application of this non-financial screening process to the Fund's portfolio.

The Fund's Advisor, Polestar Management Company, is responsible for the management of the Fund's assets and screening potential investments for compliance with the Fund's moral principles. The sub-advisor invests the Fund's assets under the supervision of the Advisor and in compliance with the Advisor's directives concerning impermissible investments.

PRINCIPAL RISKS

You may lose money by investing in the Fund. The Fund invests in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in a cyclical price pattern, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time. The sub-advisor will manage the portfolio subject to Polestar Management Company's supervision and will make decisions on buying, selling or holding portfolio securities in compliance with the Fund's philosophical restrictions on investing in certain kinds of companies. If the Fund has invested in a company that is later discovered to be in violation of the Fund's investment policies, the liquidation of that security will be required, which could result in a loss to the Fund. Further, the sub-advisor may be prevented from investing in an otherwise attractive investment opportunity due to the nature of that company's activities. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political and economic news. Over the short term, stock prices can fluctuate dramatically in response to these factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

The Fund is appropriate for investors who want:

o Capital appreciation and are willing to accept moderate stock market volatility;

o Asset investment within the context of conservation of capital as adjusted for inflation;

o    Current income; and

o    To invest in accordance with Judeo-Christian principles.

The following bar chart and table help show the risks of investing in the Fund by showing changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance to the performance of the S&P 500(R) Index and Russell 1000(R)** Index during each period. You should be aware that the Fund's past performance before and after taxes may not be an indication of how the Fund will perform in the future.

**The S&P 500(R) Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. The Russell 1000(R) Index is an unmanaged index measuring the performance of the 1,000 largest U.S. companies based on total market capitalization (as of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion, the smallest company in the index had an approximate market capitalization of $1.4 billion). One cannot invest directly in an index.

                         PERFORMANCE BAR CHART AND TABLE
           Year-by-Year Total Returns as of December 31 of each year.

Year Ended Dec. 31, 1997                    33.57%
Year Ended Dec. 31, 1998                    51.33%
Year Ended Dec. 31, 1999                    30.56%
Year Ended Dec. 31, 2000                   -28.25%
Year Ended Dec. 31, 2001                   -23.27%

Best Quarter               4th Quarter, 1998         +34.67%
Worst Quarter              4th Quarter, 2000         -24.82%

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING ON DECEMBER 31, 2001)(2)

------------------------------------------------------------------------------------------
FUND RETURNS                                 ONE YEAR(3)       FIVE YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------
Before-Tax Return                                -23.27%            7.76%            8.26%
------------------------------------------------------------------------------------------
After-Tax Return on Distributions                -23.27%            7.34%            7.69%
------------------------------------------------------------------------------------------
After-Tax Return on Distributions and
Sale of Fund Shares                              -14.17%            6.53%            6.81%
------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                         -11.89%            6.53%            6.81%
------------------------------------------------------------------------------------------
Russell 1000 Index (reflects no deduction
for fees, expenses or taxes)                     -20.72%            7.50%            8.45%
------------------------------------------------------------------------------------------

(1)  The Fund commenced operations on May 17, 1996.
(2) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. Lastly, the "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.
(3) The 1 year return after taxes on distribution and sale of fund shares is higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

The Fund's year-to-date returns as of 01/31/02 were:
--------------------------------------------------------------
FUND RETURNS                                 1/01/02-01/31/02
--------------------------------------------------------------
Before-Tax Return                                      -0.78%
--------------------------------------------------------------
After-Tax Return on Distributions                      -0.78%
--------------------------------------------------------------
After-Tax Return on Distributions and
Sale of Fund Shares                                    -0.49%
--------------------------------------------------------------
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                               -1.46%
--------------------------------------------------------------
Russell 1000 Index (reflects no deduction
for fees, expenses or taxes)                           -1.77%
--------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment):           NONE*

*You will be charged a fee of $10 on redemptions paid by wire transfer.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

This table sets out the regular operating expenses that are paid out of the Fund's average daily assets. These fees are used to pay for services such as the investment management of the Fund, maintaining shareholder records and furnishing shareholder statements.


Management Fees                                      1.00%
12b-1 Fees(1)                                        0.25%
Other Expenses                                       1.42%
                                                     -----
Total Annual Fund Operating Expenses                 2.67%(2)

(1) Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2) The Fund's Adviser voluntarily waived fees and absorbed certain expenses of the Fund during the year. As a result of these actions, the Fund's Net Total Annual Operating Expense ratio was 2.20%.

EXAMPLE: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses, without taking into consideration any fee waivers and expense reimbursements, remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

            --------------------------------------------------------
            ONE YEAR      THREE YEARS      FIVE YEARS      TEN YEARS
            --------      -----------      ----------      ---------
            --------------------------------------------------------
              $223           $688            $1,180         $2,534
            --------------------------------------------------------

The above example does not include the $10 fee that you would have to pay if you redeemed your shares by wire transfer. Because the Fund does not charge a redemption fee except for wire transfers, you would pay the same fees set forth above even if you did not redeem your shares.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The  Fund's  investment  objective  and  principal  investment   strategies  are
generally described in the Risk/Return Section of this Prospectus. This Section sets out additional information you should know before you invest.

The Fund seeks to realize capital appreciation by investing at least 65% of its average net assets in a diversified portfolio of common stocks of large capitalization companies ($1 billion or more). Be aware that, when selecting companies for the Fund, no company can be included in the Fund's portfolio unless it satisfies the Fund's moral criteria. Subject to those restrictions, the Advisor will choose large capitalization companies that, in the Advisor's opinion, are advantageously positioned to achieve superior long-term asset value and earnings growth for the following reasons:

1. Large capitalization companies typically are able to better realize the results of company research and new product development.

2. Large capitalization companies typically are better able to dedicate more of their resources to capital spending and market expansion.

3. Large capitalization companies typically have greater resources and more management depth to allow these companies to achieve significant presence in their chosen markets.

The Fund's sub-advisor, under the direction of the Advisor, will choose stocks for the Fund. The sub-advisor's choices are always subject to the fundamental moral philosophy of the Fund, and no stock will be purchased for the Fund that knowingly violates that philosophy. The sub-advisor makes its choices based, in part, on the sub-advisor's analysis of broad macroeconomic and political factors such as inflation, interest rates, tax developments and currency rates.

The sub-advisor also conducts extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

During periods when the Fund's Advisor deems it advisable for the Fund to be in a temporary defensive posture, the Fund may invest, without limit, in "money market instruments," a term that includes, among other things, bank obligations (which include U.S. Dollar denominated certificates of deposit, bankers' acceptances and time deposits issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion), commercial paper, obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements backed by U.S. Government securities.

INVESTING IN THE FUND

OPENING AND ADDING TO YOUR ACCOUNT
You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-800-794-NOAH (6624). You may also purchase Fund shares through broker-dealers or other financial organizations.

Your purchase of Fund shares is subject to the following minimum investment amounts:

                               MINIMUM INVESTMENTS

                                   TO OPEN                TO ADD TO
TYPE OF ACCOUNT                    YOUR ACCOUNT           YOUR ACCOUNT
---------------                    ------------           ------------

REGULAR ACCOUNTS                   $1,000                 $50
----------------------------------------------------------------------
IRA ACCOUNTS                       $500                   $50
----------------------------------------------------------------------
NON-WORKING SPOUSAL IRA'S(1)       $500                   $50
----------------------------------------------------------------------
SEP IRA'S                          $500                   $50
----------------------------------------------------------------------
IRA ROLLOVERS                      $500                   $50
----------------------------------------------------------------------
401(K) PLANS                       $500                   $50
----------------------------------------------------------------------
403(B) PLANS                       $500                   $50
----------------------------------------------------------------------
QUALIFIED RETIREMENT PLANS         $500                   $50
----------------------------------------------------------------------

(1)  A regular IRA must be opened first.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent, or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you invest through a brokerage firm or other financial institution, their policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares. Consult your financial adviser if you have any questions about their policies and procedures. If you purchase shares through a brokerage firm or other financial institution, it is responsible for transmitting your order in a timely manner.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.

Opening and Adding To Your Account
----------------------------------
You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund, toll free, at 1-800-794-NOAH (6624).

Purchases through Financial Service Organizations
-------------------------------------------------
You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares By Mail
-------------------------
To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to Fund, and mail the Form and check to:

         By Mail:                   The Noah Investment Group, Inc.
                                    c/o Citco-Quaker Fund Services, Inc.
                                    P.O. Box C1100
                                    Southeastern, PA  19398-1100

         By Overnight Delivery:     The Noah Investment Group, Inc.
                                    c/o Citco-Quaker Fund Services, Inc.
                                    1288 Valley Forge Road, Suite 88
                                    Valley Forge, PA  19482

Your purchase order, if accompanied by payment, will be processed upon receipt by Citco-Quaker Fund Services, Inc., the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value ("NAV") calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer
----------------------------------
To make an initial purchase of shares by wire transfer, take the following steps:

1.   Call 1-800-794-NOAH (6624) to inform us that a wire is being sent.
2.   Obtain an account number from the Transfer Agent.
3. Fill out, fax (610-935-3775), then mail the Account Application to the Transfer Agent
4.   Ask your bank to wire funds to the account of:

                            First Union National Bank
                                 ABA# 031201467
                             Account# 2000014582716
                For Further Credit: (Your Name, Your Account No.)

Include your name(s), address and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Application Form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Automatic Investment Plan
-------------------------
You may purchase shares of the Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan Section of the Account Application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so.

For information and assistance concerning the Automatic Investment Plan, please call the Investor Service Department at 1-800-794-NOAH (6624).

Dollar Cost Averaging is a useful method for investing in a portfolio of securities such as the Fund where the price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis.

You may cancel your Automatic Investment Plan or change the amount of your periodic payments at any time by mailing written notification of such cancellation or change to the Transfer Agent at Citco-Quaker Fund Services, Inc., P.O. Box C1100, Southeastern, PA 19398-1100 or by calling 1-800-794-NOAH
(6624).For more information, call the Transfer Agent at 1-800-794-NOAH (6624).

Telephone Purchases
-------------------
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the transfer agent receives payment through the ACH. Call the Transfer Agent at 1-800-794-NOAH (6624) for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Fund may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Fund and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information
----------------------------------
If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

Excessive Trading
-----------------
The Advisor may bar excessive traders from purchasing shares of the Fund. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. The Fund defines "excessive trading" as exceeding one purchase and sale involving the Fund within any 120-day period. If you exceed the number of trades described above, you may be barred indefinitely from further purchases of shares of the Fund. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions at the option of the Fund; and (2) systematic purchases or redemptions made through the Automatic Investment Plan as described later in the section, "Shareholder Services."

Net Asset Value
---------------
The public offering price for shares of the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities listed on an exchange but not traded on the valuation date are valued at the latest quoted bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets of the Fund for which no market quotations are readily available are valued at market value as determined in good faith by the Advisor under the supervision of the Fund's Board of Directors. Short-term securities (those with remaining maturities under 60 days) are valued at amortized cost, which approximates market value.

The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time.

The New York Stock Exchange is not open for business on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays falls on a Saturday, the NYSE is not open on the preceding Friday and if a holiday falls on a Sunday, the NYSE is not open on the following Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------
Redemption requests should be mailed via U.S. mail or overnight courier service to:

         By Mail:                   The Noah Investment Group, Inc.
                                    c/o Citco-Quaker Fund Services, Inc.
                                    P.O. Box C1100
                                    Southeastern, PA  19398-1100

         By Overnight Delivery:     The Noah Investment Group, Inc.
                                    c/o Citco-Quaker Fund Services, Inc.
                                    1288 Valley Forge Road, Suite 88
                                    Valley Forge, PA  19482

The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order.

Good Order means that the request must include:
1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. The Fund has made an election under Rule 18f-1 of the Investment Company Act of 1940, as amended, which allows the Fund to redeem shares, under certain circumstances, "in-kind." This means that the Fund may choose to redeem your shares with securities instead of cash. See the Statement of Additional Information for a more detailed discussion of in-kind redemptions.

Signature Guarantees --
--------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size trans-actions:

(i)  if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii)if the proceeds are to be made payable to someone other than the account's owner(s);
(iv) any redemption transmitted by federal wire transfer to your bank; and
(v) if a change of address request has been received by the Fund or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Signature guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

By Telephone
------------
You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-794-NOAH (6624) if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or Citco-Quaker Fund Services, Inc., within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

By Wire
-------
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. A $10 fee is charged for outgoing wires.

Redemption At The Option Of The Fund
------------------------------------
If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

Systematic Withdrawal Plan
--------------------------
Investors owning Fund shares having a minimum value of $10,000 may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly, semi-annual or annual basis and must be in a minimum amount of $500.

Shares  are  redeemed  to  make  the  requested   payment  on  the  day  of  the
shareholder's choosing each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. The redemption of shares, in order to make payments under this plan, will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

Retirement Plans
----------------
Retirement plans may provide you with a method of investing for your retirement by allowing you to exclude from your taxable income, subject to certain limitations, the initial and subsequent investments in your plan and also allowing such investments to grow without the burden of current income tax until monies are withdrawn from the plan. Contact your investment professional or call the Fund at 1-800-794-NOAH (6624) to receive information concerning your options.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carryforwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at Citco-Quaker Fund Services, Inc., P.O. Box C1100, Southeastern, PA 19398-1100.

MANAGEMENT OF THE FUND

Investment Advisor
------------------
Polestar Management Company ("Polestar Management" or the "Advisor"), 975 Delchester Road, Newtown Square, PA 19073, serves as the Fund's manager and is responsible for the management of the Fund's business affairs. Under the terms of the Management Agreement, Polestar Management, for the fee described below, manages, or arranges for the management of, the investment and reinvestment of the assets contained in the Fund's portfolio and the review, supervision and administration of the Fund's investment program. Polestar Management also provides administrative services to the Fund.

For its services to the Fund, Polestar Management receives a fee, payable monthly, at an annual rate of 1% of the average net assets of the Fund. The fee is accrued daily and is based on the average daily net assets of the Fund. For the Fund's fiscal year ending October 31, 2001, the Advisor earned advisory fees of $133,586 and voluntarily waived $63,056.

Polestar Management gives a one-tenth part of the net management fee received to
religious   organizations   (without  regard  to  denomination)   for  missions,
discipleship and the needs of the poor.

The Fund bears all of its expenses and all expenses of the Fund's organization, operation and business not specifically assumed or agreed to be paid by Polestar Management. Polestar Management pays or provides for the payment of the cost of office space, office equipment and office services as are adequate for the Fund's needs; provides competent personnel to perform all of the Fund's executive, administrative and clerical functions not performed by other Fund employees or agents; and authorizes persons who are officers, directors and employees of Polestar Management who may be designated as directors, officers and committee members of the Fund to serve in such capacities at no cost to the Fund.

Sub-Investment Advisor
----------------------
Geewax Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317, serves as the Fund's sub-investment advisor ("Sub-Advisor") and is responsible for the daily investment and reinvestment of the Fund's assets. John J. Geewax, a general partner, has been responsible for the day-to-day recommendations regarding the investment of the Fund's portfolio since January 1998. Mr. Geewax earned his Bachelor of Science Degree, his Master's Degree in Business Administration and completed his PhD coursework at the University of Pennsylvania. From 1979 to 1983, he taught at the University of Pennsylvania's Wharton School where he, together with his partner, Mr. Bruce Terker, developed the investment strategy presently utilized.

The Sub-Advisor is paid a fee (which is taken from the Advisor's fee and paid by the Advisor, not the Fund) calculated as follows: on the Fund's average net assets up to $20 million: $1; on average net assets from $20 million to $50 million: .75%; on average net assets from $50 million to $100 million: .50% and on net assets of $100 million and above: .35%.

FUND SERVICE PROVIDERS

Transfer, Dividend Disbursing And Accounting Services Agent
-----------------------------------------------------------
Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. Citco-Quaker Fund Services, Inc., also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services. Prior to December 28, 2001, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788, provided such services.

DISTRIBUTOR

On December 28, 2001, Quaker Securities, Inc., 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482 (the "Distributor"), an affiliate of Citco-Quaker Fund Services, Inc., entered into a distribution agreement with the Fund to serve as distributor for the Fund's shares. The Distributor receives a flat fee of $10,000 per year for such services. The Distributor has agreed to waive receipt of its monthly fee payment until April 1, 2002.

Prior to December 28, 2001, AmeriMutual Funds Distributor, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788, served as Distributor of the Fund's shares. For the fiscal year ending October 31, 2002, AmeriMutual Funds Distributor, Inc. received $33,396 from the Fund for such services.

FEDERAL TAXES

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax advisor with specific reference to your own tax situation.

The Fund intends to qualify and maintain its qualification as a "regulated investment company" under the Internal Revenue Code (hereafter the "Code"), meaning that to the extent a fund's earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings. Accordingly, the Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment company under the Code.

Before you purchase shares of the Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. Such dividends and capital gains may also be subject to state and local taxes.

You may realize a taxable gain or loss when redeeming shares of the Fund depending on the difference in the prices at which you purchased and sold the shares.

Because your state and local taxes may be different than the federal taxes described above, you should consult your tax advisor regarding these taxes

DISTRIBUTION FEE

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to .25% per annum of the Fund's average daily net assets. Payments under the Distribution Plan are made to the Advisor for distribution related activities. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

Polestar Management will pay promotional and advertising expenses related to the distribution of the Fund's shares and the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PRIVACY STATEMENT

At THE NOAH FUND, we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

     o    Account applications and other required forms,

     o    Written, oral, electronic or telephonic communications and

     o    Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safe guards that comply with federal standards to guard nonpublic personal information of our customers.

CODE OF ETHICS

The Board of Directors of the NOAH FUND has approved a Code of Ethics (the "Code") for the Fund, Adviser and Sub-Adviser. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the fiscal year ended October 31, 1997 has been audited by Arthur Andersen LLP. The financial information for the fiscal years ended October 31, 1998, 1999, 2000 & 2001, has been audited by Sanville & Company, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available without charge upon request.

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented

                                                                                 YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                       2001               2000            1999            1998            1997
                                                    ----------         ----------      ----------      ----------      ----------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $    22.49         $    23.17      $    17.31      $    13.23      $    10.59

INVESTMENT OPERATIONS:
    Net Investment Income (loss) (a)                     (0.24)             (0.46)          (0.13)          (0.10)          (0.01)
    Net realized & unrealized gain (loss) on
    investments                                          (9.15)              1.37            6.43            4.27            2.69
                                                    ----------         ----------      ----------      ----------      ----------
    Total from investment operations                     (9.39)              0.91            6.30            4.17            2.68

DISTRIBUTIONS:
    From net investment income                            0.00               0.00            0.00            0.00           (0.04)
    From net realized capital gains                       0.00              (1.59)          (0.44)          (0.09)           0.00
                                                    ----------         ----------      ----------      ----------      ----------
        Total Distributions                               0.00              (1.59)          (0.44)          (0.09)          (0.04)
                                                    ----------         ----------      ----------      ----------      ----------

NET ASSET VALUE, END OF YEAR                        $    13.10         $    22.49      $    23.17      $    17.31      $    13.23
                                                    ==========         ==========      ==========      ==========      ==========

TOTAL RETURN                                            (41.75%)             3.98%          37.06%          31.65%          25.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                  $   10,998         $   18,522      $    6,472      $    2,590      $      961

Ratio of expenses to average net assets, before
reimbursement                                             2.67%(b)           2.20%           2.72%           4.73%          16.08%

Ratio of expenses to average net assets, net of
reimbursement                                             2.20%(b)           2.20%           2.15%           1.75%           1.75%

Ratio of net investment income (loss) to average
net assets, before reimbursement                         (1.97%)            (1.68%)         (2.13%)         (3.85%)        (14.51%)

Ratio of net investment income (loss) to average
net assets, net of reimbursement                         (1.50%)            (1.68%)         (1.56%)         (0.86%)         (0.18%)

Portfolio turnover rate                                 191.81%             49.76%          81.53%          66.49%          27.07%


(a) Net investment loss per share is calculated using ending balances prior to the consideration of adjustments for permanent book and tax differences.

(b) Ratio excludes certain expenses not subject to expense limitation pursuant to the voluntary agreement with management. If such expenses had been included, the ratio would have been 2.79% and 2.32%, respectively.

FOR MORE INFORMATION

Additional  information  about  the  Fund  is  available  in the  Fund's  latest
Semi-Annual Report, dated April 30, 2001 and Audited Annual Report, dated October 31, 2001 and Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated March 1, 2002, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Fund's Audited Annual Report contains audited financial information concerning the Fund and discussion relating to the factors that affected the Fund's performance during the Fund's last fiscal year.

To receive information without charge concerning the Fund or to request a copy of the SAI, annual or semi-annual report relating to the Fund, please contact the Fund at:

                            The Noah Investment Group
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 87
                             Valley Forge, PA 19482
                              1-800-794-NOAH (6624)

A copy of your requested document(s) will be mailed to you within three days of your request.

You can also contact the Fund by email at info@noahfund.com, or by visiting the Fund's web site at www.noahfund.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


                           Investment Company Act No.
                                    811-8058

                                  THE NOAH FUND
                 A Portfolio Of The Noah Investment Group, Inc.
                      c/o Citco-Quaker Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100


                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated: March 1, 2002


This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the current Prospectus, dated March 1, 2002 of The Noah Fund. To obtain a copy of the Prospectus, please call 1-800-794-NOAH
(6624).

                                TABLE OF CONTENTS

                                                                            Page

Investment Objective and Policies                                              2
The Fund                                                                       2
Management of the Fund                                                         3
Directors and Officers of the Fund                                             3
Remuneration of Directors and Officers                                         4
Principal Holders of Securities                                                4
Investment Management Services                                                 4
Sub-Advisor                                                                    5
Distributor                                                                    6
Distribution Plan                                                              6
Brokerage Allocations                                                          6
Redemption in Kind                                                             7
Purchase and Redemption of Shares                                              7
Purchases through Financial Services Organizations                             7
Transfer Agent, Dividend Disbursing & Accounting Services Agent                8
Auditor                                                                        8
Custodian                                                                      8
Financial Statements                                                           9
Taxes, Dividends and Capital Gains                                             9
Additional Performance Information for the Fund                               10
General Information                                                           11
Code of Ethics                                                                12

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective, investment policies, and the fundamental philosophical investment restriction of The Noah Fund ("Fund") are described in the Fund's Prospectus. The Fund is subject to the following additional fundamental investment restrictions. Fundamental investment restrictions may not be changed without a vote of a majority of the Fund's outstanding shares, as that term is defined in the Investment Company act of 1940.

The Fund will not:

(a) with respect to 75% of its assets, invest more than 5% of the market value of its assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);

(b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding securities of any issuer (other than obligations of the U.S. Government);

(c) invest more than 5% of its assets in the securities of companies that (with predecessors) have a continuous operating history of less than three years;

(d) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

(e) borrow money except from a bank and only for temporary or emergency purposes, and then only in an amount not in excess of 10% of the lower of the market value or cost of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 10% of the market value of its assets: the Fund will not purchase any securities while such borrowings exceed 5% of the Fund's assets;

(f)  underwrite the securities of other issuers;

(g)  make loans except by purchasing  bonds,  debentures or similar  obligations
     which  are  either  publicly   distributed  or  customarily   purchased  by
     institutional investors;

(h) invest in oil, gas or mineral leases or real estate except that the Fund may purchase the securities of companies engaged in the business of real estate including real estate investment trusts; or

(i)  invest in commodities or commodity contracts.

(j)  issue or invest in senior securities.

These investment limitations, as described above, are considered at the time that securities are purchased.

                                    THE FUND

The Noah Investment Group was organized on December 16, 1992, as a Maryland corporation, and is a mutual fund of the type known as an open-end, diversified management investment company. It did not begin operations until 1996 nor commence offering its shares until that time. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Noah Investment Group is authorized to issue 500,000,000 shares of .001 cent par value common capital stock. The Noah Investment Group's Articles of Incorporation permits its Board of Directors to classify any unissued shares into one or more classes of shares. The Board has authorized the issuance of 250,000,000 shares of The NOAH FUND which are currently being offered. The Fund shares are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation of the Fund as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights.

                             MANAGEMENT OF THE FUND

The Noah Investment Group's Board of Directors (the "Board of Directors") are responsible for the Fund's management, and they have certain fiduciary duties and obligations to the Fund and its shareholders under the laws of the State of Maryland and applicable federal securities laws. The information provided below sets forth biographical information regarding each Director. Directors who are "interested persons" of the Fund, as that term is defined by Section 2(a)(10) of the Investment Company Act of 1940, are marked by an asterisk.

                       DIRECTORS AND OFFICERS OF THE FUND
             WHO ARE INTERESTED PERSONS OF THE NOAH INVESTMENT GROUP

------------------------------ -------------- ------------------- ------------------------------ -------------- -----------------
                               POSITION(S)    TERM OF OFFICE &                                   NUMBER OF      OTHER
NAME, ADDRESS & DATE           HELD WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        PORTFOLIOS     DIRECTORSHIPS
OF BIRTH                       THE FUND       SERVED              DURING PAST 5 YEARS            OVERSEEN       HELD
------------------------------ -------------- ------------------- ------------------------------ -------------- -----------------
*William L. Van Alen, Esq.     Director,      Each Director       Mr. Van Alen is an attorney          1              USA
975 Delchester Road            President,     serves for an       engaged in the private                         Technologies,
Newtown, PA 19382              Treasurer      indefinite term.    practice of law since 1962.                         Inc.
Age 68                                        Mr. Van Alen has    He is also President,
                                              served since 1996.  Director and Chairman of the
                                                                  Board of Polestar Management
                                                                  Company, the Fund's
                                                                  Advisor.  He is also
                                                                  President of Cornerstone
                                                                  Entertainment, Inc., a
                                                                  company engaged in the film
                                                                  and entertainment industry.
------------------------------ -------------- ------------------- ------------------------------ -------------- -----------------


------------------------------ -------------- ------------------- ------------------------------ -------------- -----------------
                               POSITION(S)    TERM OF OFFICE &                                   NUMBER OF      OTHER
NAME, ADDRESS & DATE           HELD WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        PORTFOLIOS     DIRECTORSHIPS
OF BIRTH                       THE FUND       SERVED              DURING PAST 5 YEARS            OVERSEEN       HELD
------------------------------ -------------- ------------------- ------------------------------ -------------- -----------------
Mr. Martin V. Miller, Esq.     Director       Each Director       Mr. Miller was engaged in the    1            None
344 Venetian Drive, #2                        serves for an       practice of securities law
Delray Beach, FL 33483                        indefinite term.    during the period from 1959
Age 76                                        Mr. Miller has      until 2000.  During that
                                              served since [      period of time, he was
                                              2000. ]             employed by the U.S.
                                                                  Securities and Exchange
                                                                  Commission until 1968, as a
                                                                  partner in the Law firm,
                                                                  Stradley, Ronon, Stevens and
                                                                  Young, LLP until 1983 and as a
                                                                  sole practitioner until his
                                                                  retirement in 2000.
                                                                  2000.
------------------------------ -------------- ------------------- -------------------------------- ------------ -----------------


                    DIRECTORS WHO ARE NOT INTERESTED PERSONS
                          OF THE NOAH INVESTMENT TRUST
------------------------------ -------------- ------------------- ------------------------------ -------------- -----------------
                               POSITION(S)    TERM OF OFFICE &                                   NUMBER OF      OTHER
NAME, ADDRESS & DATE           HELD WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        PORTFOLIOS     DIRECTORSHIPS
OF BIRTH                       THE FUND       SERVED              DURING PAST 5 YEARS            OVERSEEN       HELD
------------------------------ -------------- ------------------- ------------------------------ -------------- -----------------
Dr. Forest H. Anthony, MD      Director       Each Director       Dr. Anthony has been Vice        1            None
1426 Fairview Road                            serves for an       President of Protarga, Inc., a
Villanova, PA 19085                           indefinite term.    pharmaceutical company,  from
Age 50                                        Dr. Anthony has     June 1998 to the present; was
                                              served since [      the Director of Science of the
                                              1996. ]             University City Science
                                                                  Center, a technology company,
                                                                  from September 1997 to June
                                                                  1998; was President and Chief
                                                                  Executive Officer of Avid
                                                                  Corporation, a pharmaceutical
                                                                  company, from January 1991 to
                                                                  September 1997; was a member
                                                                  of the Board of Directors of
                                                                  the Biotechnology Industry
                                                                  Organization, a trade
                                                                  association, from 1993 to
                                                                  1997; and has been Chairman of
                                                                  the Board of Trustees of The
                                                                  American Academy, a nonprofit
                                                                  organization, which is a
                                                                  school for grades kindergarten
                                                                  through twelfth grade.
------------------------------ -------------- ------------------- -------------------------------- ------------ -----------------
Mr. Donald D. Kennedy, Jr.,    Director       Each Director       Mr. Kennedy graduated from       1            None
Esq.                                          serves for an       Princeton in 1953 and Penn LLB
6915 Green Tree                               indefinite term.    in 1960.  He retired in 1992
Drive                                         Mr. Kennedy has     as an Attorney and former
Naples, FL 34108                              served since [      General Counsel and Chairman
Age 71                                        1998. ]             of the Board of National
                                                                  Liberty Insurance Company.
                                                                  Since then, he has been
                                                                  president and members of
                                                                  various institutions, both
                                                                  charitable and non-profit.  He
                                                                  joined the Noah Fund board in
                                                                  1998.
------------------------------ -------------- ------------------- -------------------------------- ------------ -----------------


------------------------------ -------------- ------------------- -------------------------------- ------------ -----------------
Mr. Roger J. Knake             Director       Each Director       Mr. Knake has been President     1            None
615 Mountain View Road                        serves for an       of MCX, Inc. (formerly known
Berwyn, PA 19312                              indefinite term.    as XITEL, Inc.) from June 1983
Age 61                                        Mr. Knake has       to the present.  MCX, Inc. is
                                              served since  [     a computer software consultant
                                              1996. ]             company.
------------------------------ -------------- ------------------- -------------------------------- ------------ -----------------

*  INTERESTED PERSONS

Mr. William L. Van Alen, Jr. is an interested person by virtue of being an officer and director of The Noah Investment Group, Inc. and an officer and director of Polestar Management Company. Mr. Martin Miller is an interested person by virtue of having served as legal counsel to the Fund during the last two completed fiscal years of the Fund.

Officers of the Noah Investment Group

------------------------- ------------- ----------------------- ----------------------------------- ------------- -------------
Ms. Saralinda M. J. Orr   Assistant     Each Officer serves     Director of Marketing for           Not           None
128 Fennerton Road        Secretary     for an indefinite       Polestar Management Company;        Applicable
Paoli, PA 19301                         term.  Ms. Orr has      Trustee of Camp Onaway in
Age 50                                  served since [ 2001.]   Bristol, NH
------------------------- ------------- ----------------------- ----------------------------------- ------------- -------------

                  Ownership of Securities of Fund by Directors

Directors Who Are Interested Persons of the Noah Investment Group
------------------------------------------- ----------------------------------- -----------------------------------
                                                                                 Aggregate Dollar Range of Equity
                                                                                   Securities in All Registered
                                                                                 Investment Companies Overseen by
             Name of Director               Dollar Range of Equity Securities    Director in Family of Investment
                                                       in the Fund                          Companies
------------------------------------------- ----------------------------------- -----------------------------------
Mr. William L. Van Alen, Esq.                          $1-- $10,000                       Not Applicable
------------------------------------------- ----------------------------------- -----------------------------------
Mr. Martin V. Miller, Esq.                           $10,001-$50,000                      Not Applicable
------------------------------------------- ----------------------------------- -----------------------------------

Directors Who Are Not Interested Persons of the Noah Investment Group
------------------------------------------- ----------------------------------- -----------------------------------
                                                                                 Aggregate Dollar Range of Equity
                                                                                   Securities in All Registered
                                                                                 Investment Companies Overseen by
             Name of Director               Dollar Range of Equity Securities    Director in Family of Investment
------------------------------------------- ----------------------------------- -----------------------------------
Mr. George R. Jensen, Jr.                                  None                           Not Applicable
------------------------------------------- ----------------------------------- -----------------------------------
Dr. Forest H. Anthony, MD                              Over $100,000                      Not Applicable
------------------------------------------- ----------------------------------- -----------------------------------
Mr. Roger J. Knake                                    $1 -- $10,000                       Not Applicable
------------------------------------------ ----------------------------------- -----------------------------------
Mr. Donald D. Kennedy, Jr., Esq.                   $50,0001 -- $100,000                   Not Applicable
------------------------------------------- ----------------------------------- -----------------------------------
Ms. Christina Jaumotte DeGalvais                           None                           Not Applicable
------------------------------------------- ----------------------------------- -----------------------------------

                     REMUNERATION OF DIRECTORS AND OFFICERS

No Director or Officer of the Fund will receive any compensation for acting as such. In the future, the non-interested Fund Directors may receive a fee for each Board of Directors' meeting or Committee meeting attended, plus expenses. As a group, the Fund's Directors and Officers owned less than 1% of the Fund's outstanding shares.

                         PRINCIPAL HOLDERS OF SECURITIES

At the close of business on January 1, 2002, the following persons were known by the Fund to be the beneficial owners of more than 5% of the Fund's outstanding
Shares:

1.   J. Templeton, an Individual- 6.10%

2.   National Financial Services,  for the exclusive benefit of client accounts-
     6.12%

                         INVESTMENT MANAGEMENT SERVICES

Polestar Management Company ("Polestar Management"), a Maryland corporation, has its principal office at 975 Delchester Road, Newtown Square, PA 19073.

Polestar Management provides management services to the Fund pursuant to the Management Agreement dated March 26, 1996, that was approved by a majority of The Noah Investment Group's Board of Directors, including a majority of those Directors who are not "interested persons." The Management Agreement continued in effect until March 1, 1998 and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (a) The Noah Investment Group's Board of Directors, or (b) the vote of a majority of the Fund's outstanding voting shares; provided that, in either event, the continuance is also approved by a majority of those Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without penalty, on sixty days' prior written notice, by the vote of a majority of the Fund's outstanding voting shares or by the vote of a majority of the Board of Directors or by Polestar Management, and will terminate automatically in the event of its assignment.

Mr. William L. Van Alen, Jr. is President, Treasurer and a director of Polestar Management and President, Treasurer and Director of the Fund. Mr. William L. Van Alen, Jr. and Ms. Judy Van Alen own, respectively, 90% and 10% of the outstanding voting securities of Polestar Management. Officers of Polestar Management that serve as officers or directors of the Fund are furnished to the Fund by Polestar Management at no cost to the Fund.

The Noah Investment Group, Inc. shall pay on behalf of and from the assets of the Fund the following costs and expenses: the cost of determining the net asset value of the Fund's shares, the costs incurred in connection with sales and redemptions of its shares and all of its other administrative and operational costs including, without limitation, transfer and dividend disbursing and other agency fees; custodian fees; rent; auditing and legal fees; fees for the preparation, printing and distribution of prospectuses, proxy statements, stockholder reports and notices; supplies and postage; federal and state registration and reporting fees; applicable taxes;

the fees and expenses of non-interested Directors and interest and brokerage commissions and other fees and expenses of every kind not expressly assumed by Polestar Management.

Polestar Management will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares; it is higher than those paid by most investment companies with similar investment objectives. As of March 1, 1999, Polestar Management has voluntarily agreed to waive fees and assume expenses to insure that total expenses do not exceed 2.20%. For the fiscal years ending October 31, 2001, October 31, 2000, and October 31, 1999, the Adviser received fees in the amount of $133,586, $172,679, $64,499, and $17,127, respectively, of which $63,056, $0, and $36,853, respectively, were waived.

                                   SUB-ADVISOR

Geewax Terker & Company ("Geewax Terker") located at 99 Starr Street, Phoenixville, PA 19460, is a registered investment adviser. It serves as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement dated January 9, 1998 ("Sub-Advisory Agreement") between Polestar Management and Geewax Terker. The Sub-Advisory Agreement was approved by a majority of The Noah Investment Group's Board of Directors including a majority of the non-interested Directors at a directors' meeting specifically called for the purpose of voting on the Sub-Advisory Agreement on December 11, 1997 and by the Fund's shareholders at the annual shareholders' meeting held on January 9, 1998. Thereafter, the Sub-Advisory Agreement continues for successive annual periods provided that such continuance is specifically approved at least annually by (a) The Noah Investment Group's Board of Directors, or (b) the vote of a majority of the Fund's outstanding voting shares; provided that, in either event, the continuance is also approved by a majority of those Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Geewax Terker has agreed to: (i) supervise and direct the investment of the Fund's assets in accordance with applicable law and the Fund's investment objectives, policies and restrictions, and subject to any further limitations The Noah Investment Group may impose, from time to time, by written notice to Polestar Management provided that Polestar Management shall have informed Geewax Terker, in writing, of such further limitations; (ii) formulate and implement a continuing investment program for managing the assets and resources of the Fund, which Geewax Terker shall amend and update, from time to time, to reflect changes in financial and economic conditions; (iii) make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same, including advising Polestar Management and the Board of Directors as to certain actions taken involving the Fund's portfolio securities that are not in the nature of investment decisions; (iv) furnish Polestar Management and the Board of Directors periodically and as otherwise requested, with reports of Geewax Terker's economic outlook and investment strategy, as well as the Fund's portfolio activity and investment performance; and (v) select the broker-dealers and place orders for the execution of portfolio transactions for the Fund with such broker-dealers.

Geewax Terker shall furnish the Board of Directors with schedules of the securities in the Fund's portfolio on a quarterly basis. At the Board's request, and otherwise when Geewax Terker deems it appropriate, it will prepare and provide the Board with schedules of securities and statistical data regarding the activity and positions in the Fund's portfolio.

Polestar Management will be solely responsible for the payment of any such sub-advisory fees to Geewax Terker. Geewax Terker is entitled to receive a sub-advisory fee calculated as follows: on average net assets up to $20 million- $1; on average net assets from $20 million to $50 million - .75%; on average net assets from $50 million to $100 million - .50% and on net assets of $100 million and above - .35%. The Noah Fund will have no responsibility for the payment of Geewax Terker's fees; the payment of any such fees will be the sole responsibility of Polestar Management Company. For each of the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, Geewax Terker received from Polestar Management a fee of $765, $1, and $1, respectively.

In its regular quarterly meeting held in December 2001, the Board of Directors considered and approved the renewal of the Investment Management Agreement between The Noah Investment Group on behalf of the Fund and Polestar Management and the Sub-Advisory Agreement between The Noah Investment Group on behalf of the Fund and Geewax Terker & Company. In connection with this annual review, the Board of Directors, with the advice and assistance of counsel to The Noah Investment Group, received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by Polestar Management and Geewax Terker & Company. The Board of Directors considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, and shareholder services and the total expense ratio of the Fund relative to a peer group of mutual funds and the high, low, median and average management fees and total fund operating expenses paid by the peer group. The Board of Directors also considered comparative performance information for the Fund and the peer group, including total return analyses for the year and six months ended October 31, 2001.
In addition, the Board of Directors considered, among other factors:

     o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund, including that Polestar Management has agreed to waive expenses and/or reimburse the Fund to keep the Fund's total annual fund operating expenses at an annual rate of no more than 2.20% of average daily net assets and that Geewax Terker & Company will not receive any management fee until the Fund has assets of more than $20 million;

     o the effect of the investment advisory fee and fund administration fee structure on the nature and level of services to be provided to the Fund; and

     o the continuing need of Polestar Management and Geewax Terker & Company to retain and attract qualified investment and service professionals to serve the Fund in an increasingly competitive industry.

The Board of Directors also considered the importance of supporting quality, long-term service and continuity of services by Polestar Management to help achieve solid investment performance.

Based on all the  factors  described  above and such  other  considerations  and information  as it deemed  relevant  to its  decision,  the  Board of  Directors
determined  that  renewal  of  the  Investment   Management  Agreement  and  the
Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and on that basis approved their renewal.

                                   DISTRIBUTOR

On December 28, 2001, Quaker Securities, Inc., 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482 (the "Distributor"), an affiliate of Citco-Quaker Fund Services, Inc., entered into a distribution agreement with the Fund to serve as distributor for the Fund's shares. The Distributor receives a flat fee of $10,000 per year for such services. The Distributor has agreed to waive receipt of its monthly fee payment until April 1, 2002.

Prior to December 28, 2001, AmeriMutual Funds Distributor, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788, served as Distributor of the Fund's shares. For the fiscal year ending October 31, 2001, AmeriMutual Funds Distributor, Inc. received $10,000 from the Fund for such services.

                                DISTRIBUTION PLAN

The Noah Investment Group has adopted a distribution plan for the Fund (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets.

The Distribution Plan was approved by the Board of Directors including a majority of the Fund's non-interested Directors, and by the vote of the Fund's shareholders at the annual shareholders' meeting held on January 9, 1998. Thereafter, the plan continues for successive annual periods provided that such continuance is specifically approved at least annually by a vote of the Board of Directors and a majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (the "12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such plan or agreements.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports for other than existing shareholders, printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

In approving the Distribution Plan, in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940, the Directors considered various factors and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval, and all material amendments to the provisions of the Distribution Plan must be approved by a vote of the Board of Directors, including a majority of the 12b-1 Directors, cast at a meeting called for the purpose of such a vote. During the continuance of the Distribution Plan, the Board of Directors will receive quarterly, and in writing, the amounts and purposes of the distribution payments. Further, during the term of the Distribution Plan, the selection and nomination of those Directors who are non-interested persons of The Noah Investment Group must be and has been committed to the discretion of the 12b-1 Directors.

For the fiscal years ending October 31, 2001,  October 31, 2000, and October 31,
1999,   the  Fund  accrued  12b-1  fees  of  $33,396,   $43,170,   and  $15,740,
respectively.

                              BROKERAGE ALLOCATION

Subject to policies established by the Board of Directors, the Sub-Advisor will arrange for the execution of portfolio transactions. In placing brokerage orders, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines, in good faith, that such commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Advisor to the Fund. Brokerage transactions may also be allocated in recognition of sale of Fund shares.

For the fiscal years ending October 31, 2001, October 31, 2000, and October 31, 1999, the Fund paid $40,032, $13,481, and $10,490, respectively, in brokerage fees.

                               REDEMPTION IN KIND

A Notification under Rule 18f-1 under the Investment Company Act has been filed on behalf of the Fund, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such election period. It is intended to also pay redemption proceeds in excess of such lesser amount in cash, but the right is reserved to pay such excess amount in kind, if it is deemed to be in the best interests of the Fund to do so. In making a redemption in kind, the right is reserved to select from the portfolio holding a number of shares which will reflect the portfolio make-up and the value of which will approximate, as closely as possible, the value of the Fund shares being redeemed, or to select from one or more portfolio investments, shares equal in value to the total value of the Fund shares being redeemed: any shortfall will be made up in cash.

Investors receiving an in-kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.

                        PURCHASE AND REDEMPTION OF SHARES

A description of the procedure for the determination of the net asset value of the Fund's shares is contained on page 7 of the Fund's Prospectus which is incorporated by reference.

               PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS

Investors may purchase shares of the Fund at net asset value through programs or services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to investors who invest directly in the Fund or by placing orders with selected dealers. Certain services of the Fund may not be available or may be modified in connection with the programs provided by
Processing Intermediaries. The Fund may only accept requests to purchase additional shares for an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary. Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the Fund, the Distributor or the investment adviser. Additionally, the investment adviser, the Distributor and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.

The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase and redemption orders on the Fund's behalf. In such event, the Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order. The order will be priced at the Fund's net asset value next
computed   after  it  has  been  received  by  the  Fund  from  the   Processing
Intermediary.

                            AUTOMATIC INVESTMENT PLAN

A shareholder may make arrangements for an Automatic Investment Plan (i.e., automatic monthly payments from the shareholder's bank account) by calling the Fund at 1-800-794-NOAH (6624) and requesting an application. The Automatic Investing Plan may be changed or canceled at any time upon receipt by the Fund's Transfer Agent of written instructions or an amended application from the shareholder with signatures guaranteed.

Since the Fund's shares are subject to fluctuations in both income and market value, an investor contemplating making periodic investments in shares of the Fund should consider his financial ability to continue such investments through periods of low price levels, and should understand that such a program cannot protect him against loss of value in a declining market.

                      INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

In general, an IRA provides certain tax advantages for participants. Under an IRA plan, a participant's periodic contributions and all dividends and capital gains distributions will be invested in shares of the Fund.

An individual may establish and make contributions of up to $2,000 per year to his or her own IRA or may roll over moneys from other tax qualified plans. An individual wishing to make an IRA investment, should consult with his or her own tax adviser before doing so. Investors may wish to call the Transfer Agent at 1-800-794-NOAH (6624) for information and instructions.

                           SYSTEMATIC WITHDRAWAL PLAN

Investors owning Fund shares having a minimum value of $10,000 may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly, semi-annual or annual basis and must be in a minimum amount of $500.

Shares  are  redeemed  to  make  the  requested   payment  on  the  day  of  the
shareholder's choosing each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. The redemption of shares, in order to make payments under this plan, will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

        TRANSFER AGENT, DIVIDEND DISBURSING AND ACCOUNTING SERVICES AGENT

Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. Citco-Quaker Fund Services, Inc., also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services. Prior to December 28, 2001, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788, provided such services.

                                     AUDITOR

Sanville & Company located at 1514 Old York Road, Abington, PA 19001 serves as the Fund's independent public accountants and will audit the Fund's financial statements.

                                 AUDIT COMMITTEE

The Company has an Audit Committee, which assists the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan for and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

The Audit Committee is comprised of George R. Jensen, Jr., Forest H. Anthony, Donald D. Kennedy (Chair) and Roger J. Knake. All Audit Committee members are independent Directors. During the past fiscal year, there was four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting.

                                    CUSTODIAN

First Union National Bank, N.A. located at 123 South Broad St., Philadelphia, PA 19109 serves as the Fund's custodian and holds the investments and other assets of the Fund. The Custodian is responsible for receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund are maintained in the custody of the Custodian and may be entered in the Federal Reserve Book Entry System or the security depository system of The Depository Trust Company.

                             REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended October 31, 2001, including the Report of Independent Accountants, are included in the Fund's most recent Annual Report to Shareholders and are incorporated by reference into this SAI. The Annual Report may be obtained free of charge by calling 1-800-794-NOAH
(6624) or by writing to the Fund at the address listed on the cover.

                       TAXES, DIVIDENDS AND CAPITAL GAINS

DISTRIBUTIONS OF NET INVESTMENT INCOME

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in October, November or December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o    98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o    100% of any undistributed amounts from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES

Redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE

Any loss incurred on the redemption of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

States grant tax-free status to dividends paid to shareholders from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage
Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

                 ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND

Total investment return is one recognized method of measuring mutual fund investment performance. The Fund may periodically advertise "average annual total return." The Fund's average annual total return is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods. Average annual total return, as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (I + T)^n = ERV

Where:    P = a hypothetical $1,000 initial investment
          T = average annual total return
          n = number of years
          ERV= ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

The performance of the Fund may be compared with the S&P 500 Index, an unmanaged index of 500 industrial, transportation, utility, and financial companies, widely regarded as representative of the equity market in general, but which does not ordinarily include all companies in which the Fund may invest and the NASDAQ Composite Index, an unmanaged index of the price of all domestic companies' common stocks quoted on the NASDAQ system, which may include companies in which the Fund invests. Unlike the returns of the Fund, the returns of the indices do not include the effect of paying the brokerage and other transaction costs that investors normally incur when investing directly in the stocks in those indices. The Fund's performance reflects actual investment experience, net of all operating expenses, which are paid from the Fund's gross investment income.

From time to time, in reports and promotional literature the Fund's total return performance may be compared to: (1) the Dow Jones Industrial Average so that you may compare that Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (2) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc.; Value Line Mutual Fund Survey, and Morningstar Mutual Funds, each of which is a widely-used independent research firm which ranks mutual funds by, among other things, overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as The Wall Street Journal, Investors Business Daily, New York Times, Money Magazine, and Barron's, which provide similar information; (3) indices of stocks comparable to those in which the Fund invests; (4) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; and (5) other government statistics such as GNP, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates.

In addition, the performance of the Fund may be compared to the Russell 2000 Index, the Wilshire 5000 Equity Index, and returns quoted by Ibbotson Associates. The Russell 2000 Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 is generally regarded as a measure of small capitalization performance. The Wilshire 5000 Equity Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is capitalization weighted and measures total return. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the NYSE, as well as similar capitalization stocks on the American Stock Exchange and NASDAQ. This data base is also unmanaged and capitalization weighted.

The total returns for all indices used show the changes in prices for the stocks in each index. The performance data for the S&P 500 Index, the Russell 2000 Index, the Wilshire 5000 Equity Index and Ibbotson Associates also assumes reinvestment of all dividends paid by the stocks in each data base, while the NASDAQ Corporate Index does not assume the reinvestment of all dividends and capital gains. Tax consequences are not included in such illustration, nor are brokerage or other fees or expenses of investing reflected.

                               GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the NOAH FUND may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

                              SHAREHOLDER MEETINGS

Shareholder meetings will not be held unless required by Federal or State law. However, the directors of The Noah Investment Group, Inc. will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors, when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                 CODE OF ETHICS

The Fund, its investment advisor, sub-advisor, and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by the Fund, subject to certain general restrictions and procedures. The codes of ethics are on file with the Securities and Exchange Commission.

                                     PART C

Item 23.

Exhibit No.    Description of Exhibit
----------------------------------------
(a)            Articles of Incorporation (See Note 1)
(b)            Bylaws (See Note 1)
(c)            Not Applicable.
(d)            Management  Agreement  with Polestar  Management  and  Investment
               Sub-advisory  Agreement  with Geewax,  Terker & Company (See Note
               2).
(e)            Underwriting Agreement with Quaker Securities, Inc. (See Note 5)
(f)            Not Applicable.
(g)            Form of Custody Agreement (See Note 2)
(h)            Administrative Service Agreement with Citco-Quaker Fund Services,
               Inc. (See Note 5)
(i)            Opinion of Counsel as to the  legality  of the  securities  being registered, including their consent to the filing thereof and as to the use of their names in the Prospectus (See Note 2)
(j)            Consent of Sanville & Company,  CPAs, Inc.,  independent auditors
               (See Note 5)
(k)            Not Applicable.
(l)            Subscription Letter (See Note 2)
(m)            Distribution (12b-1) Plan(See Note 2)
(m)(1)         Distribution (12b-1) Plan(See Note 2)
(m)(2)         Distribution (12b-1) Plan(See Note 4)
(n)            Rule 18f-3 Plan (See Note 1)
(o)            Reserved
(p)            Code of Ethics (See Note 5)

Other Exhibits Not Applicable

Notes to Exhibits:

(1) Filed with the Securities and Exchange Commission as an Exhibit to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798 ) filed on April 16, 1996, and incorporated herein by reference.

(2) Filed with the Securities and Exchange Commission as an Exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798 ) filed on December 31, 1997.

(3) Included in Part B under Financial Statements.

(4) Filed with the Securities and Exchange Commission as an Exhibit to Pre-effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798 ) filed on September 20, 1995.

(5) Filed herewith.

Item 24. Persons Controlled by or Under Common Control With Registrant
----------------------------------------------------------------------

See Caption "Principal Holders of Securities" in the Statement of Additional Information

Item 25. Indemnification
------------------------

(a) General. The Articles of Amendment and Restatement of Charter (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of Shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of Shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit. The By-Laws of the Corporation provide that the Corporation shall indemnify any individual who is a present or former director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

(b) Disabling Conduct. The By-Laws provide that nothing therein shall be deemed to protect any director or officer against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. Under Maryland law, the Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The By-Laws provide that the Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

Polestar Management Company serves as the investment adviser for the Registrant. The business and other connections of Polestar Management Company are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Polestar Management Company as currently filed with the SEC (File No. 801-44955) which is incorporated by reference herein.

Item 27. Principal Underwriter
------------------------------

(a) Quaker Securities, Inc. ("QSI") serves as Distributor of shares of the Registrant. QSI also serves as principal underwriter for other investment companies. QSI is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the National Association of Securities Dealers. QSI is located at 1288 Valley Forge Road, Suite 75, Valley Forge, PA 19482. (b) No director, officer or partner of QSI holds a position or office with the Registrant. (c) Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 975 Delchester Road, Newtown Square, PA 19073. The Fund's accounting and transfer agency records are maintained at Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482..

Item 29. Management Services
----------------------------

There are no management service contracts not described in Part A or Part B of Form N-1A.

Item 30. Undertakings
---------------------

Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newtown Square, Commonwealth of Pennsylvania, on the 28th day of February 2002.

                                   THE NOAH INVESTMENT GROUP, INC.


                                   /s/ William L. Van Alen, Jr.
                                   -------------------------------------
                                   By:  WILLIAM L. VAN ALEN, JR.
                                   President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

NAME                                         TITLE             DATE
--------------------------------------------------------------------------------

/s/ William L. Van Alen, Jr.                 Director          February 28, 2002
------------------------------------         President
WILLIAM L. VAN ALEN, JR.                     & Treasurer


/s/ Forrest H. Anthony                       Director          February 28, 2002
------------------------------------
FORREST H. ANTHONY


/s/ Martin V. Miller                         Director          February 28, 2002
------------------------------------
MARTIN V. MILLER


/s/ Christina Jaumotte De Galavis            Director          February 28, 2002
------------------------------------
CHRISTINA JAUMOTTE DE GALAVIS


/s/ Roger J. Knake                           Director          February 28, 2002
------------------------------------
ROGER J. KNAKE


/s/ George R. Jensen, Jr.                    Director          February 28, 2002
------------------------------------
GEORGE R. JENSEN, JR.


/s/ Donald D. Kennedy                        Director          February 28, 2002
------------------------------------
DONALD D. KENNEDY

The above persons signing as Directors are all of the members of the Company's Board of Directors.

                                  EXHIBIT INDEX

1. Mutual Fund Services Agreement between The Noah Investment Group and Citco-Quaker Fund Services, Inc.

2. Distribution Agreement between The Noah Investment Group and Quaker Securities, Inc.

3.   Consent of Independent Public Accountants